Prospectus Supplement

John Hancock Funds II

U.S. Growth Fund

Supplement dated September 13, 2018 to the current Prospectus, as may be supplemented

On September 13, 2018, the Board of Trustees (the “Board”) of John Hancock Funds II, of which U.S. Growth Fund (“U.S. Growth”) is a series, voted to recommend that the shareholders of U.S. Growth approve a reorganization, which is expected to be tax-free, of U.S. Growth into John Hancock Strategic Growth Fund (“Strategic Growth” and, together with U.S. Growth, the “Funds”), a series of John Hancock Funds III, as described below (the “Reorganization”). U.S. Growth shareholders of record as of December 17, 2018, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about March 13, 2019, U.S. Growth would transfer all of its assets to Strategic Growth in exchange for corresponding shares of Strategic Growth. Strategic Growth would also assume substantially all of U.S. Growth’s liabilities. The corresponding shares of Strategic Growth would then be distributed to U.S. Growth’s shareholders, and U.S. Growth would be terminated. If approved by U.S. Growth’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 12, 2019 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement/prospectus, which is scheduled to be available on or about December 1, 2018.

U.S. Growth will remain open to purchases and redemptions from existing shareholders until the Closing Date. U.S. Growth will not accept orders from new investors to purchase shares of U.S. Growth, effective as of the close of business on October 31, 2018. However, discretionary fee-based advisory programs that include U.S. Growth as an investment option as of the close of business on October 31, 2018, may continue to make U.S. Growth shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of U.S. Growth.

To satisfy an Internal Revenue Service requirement, U.S. Growth hereby designates the maximum amount of the net long term gains earned, if any, as a capital gain dividend with respect to U.S. Growth’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding U.S. Growth or Strategic Growth, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, and risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Prospectus Supplement

John Hancock Funds II

U.S. Growth Fund (the fund)

Supplement dated September 13, 2018 to the current Prospectus, as may be supplemented

Effective on or about September 28, 2018, the disclosure regarding the fund’s management fee schedule in the “Fund details” section, under the heading “Who’s who — Investment adviser — Management fee,” is amended as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First $500 million	0.600
Next $1 billion	0.550
Excess over $1.5 billion	0.530

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Prospectus Supplement

John Hancock Funds II

U.S. Growth Fund (the fund)

Supplement dated September 13, 2018 to the current Class NAV and Class 1 Prospectus, as may be supplemented

Effective on or about September 28, 2018, under “Appendix A: Schedule of Management Fees” the disclosure regarding the fund’s management fee schedule is revised and restated as follows:

APR	Advisory Fee Breakpoint
0.600%	—— first $500 million;
0.550%	—— next $1 billion; and
0.530%	—— excess over $1.5 billion

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.